UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 01, 2022

Date of Report (Date of earliest event reported)

MetAlert Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53046	98-0493446
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 W. 9th Street, Suite 1214, Los Angeles, CA	90015
(Address of Principal Executive Offices)	(Zip Code)

213-489-3019

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLRT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

(i)	On November 25, 2022, MetAlert, Inc., (the “Company”), entered into an advisory agreement (the “Agreement”) with Joseph Gunnar & Co., LLC (“J. Gunnar”). The Agreement provides that the Company retains J. Gunnar on a non-exclusive basis as its financial advisor and investment banker to provide general financial advisory services to MetAlert in the investment community and to advise on potential financing alternatives and acquisitions as well as on its plans to up-list to a national exchange. The term of the Agreement begins on November 25, 2022 and ends on August 24, 2023, with the Company paying to J. Gunnar 1,500,000 restricted common shares pursuant to the terms of the advisory agreement.

(ii)	The foregoing description of the terms of the advisory agreement is a summary and is qualified in all respects by reference to the agreement, which is included as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure

On December 01, 2022, the Company issued a press release announcing the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the information included in Exhibit 99.1 shall not be deemed to have been incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

ITEM 9.01	EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Advisory Agreement, dated November 25, 2022, by and between MetAlert Inc. and Joseph Gunnar & Co., LLC.
99.1	Press Release dates December 01, 2022 (furnished only).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto and furnished herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Agreement and the expected services from such Agreement. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the Company or J. Gunnar are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from these forward-looking statements exist.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2021, and our quarterly reports on Form 10-Q filed since that date, and will be contained in our SEC filings in connection with this Agreement. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

December 01, 2022	MetAlert Inc.

	By:	/s/ Patrick Bertagna
	Name:	Patrick Bertagna
	Title:	Chief Executive Office